Exhibit 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report on Form 10-Q of Summer Infant, Inc. (the “Company”) for the quarter ended September 30, 2017 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Mark Messner , Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.             The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 1, 2017	/s/ MARK MESSNER
Mark Messner
Chief Executive Officer